UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2011 (June 13, 2011)

LIZ CLAIBORNE, INC.

 (Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, New York, New York,	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 354-4900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2011, the Compensation Committee of the Board of Directors of Liz Claiborne, Inc. (the “Company”) approved an amendment to the 2011 special retention award granted to Andrew Warren, Executive Vice President & Chief Financial Officer.  As originally granted on March 1, 2011, the award would have provided Mr. Warren with the right to receive a cash payment equal to the value of 192,600 shares of the Company’s common stock, subject to the satisfaction of certain performance and vesting conditions.  The amended award modifies the performance and vesting provisions and provides for stock settlement of the award.  As amended, the award will vest on the earlier of (i) the last date of the quarter during the period from March 1, 2011 through July 1, 2013 in which the Company first achieves adjusted earnings per share that equals or exceeds $1.00 and (ii) July 1, 2013.  The award will be cancelled if, prior to vesting,  Mr. Warren’s employment is terminated by the Company without Cause or if Mr. Warren resigns without Good Reason.  The retention award is granted pursuant to the Company’s 2005 Stock Incentive Plan.

Also on June 13, 2011, the Compensation Committee approved a special retention award to Nicholas Rubino, Senior Vice President - Chief Legal Officer, General Counsel & Secretary.  The award provides Mr. Rubino with the right to receive 114,600 shares of the Company’s common stock.  The terms and conditions of Mr. Rubino’s award are substantially similar to those of Mr. Warren’s agreement, however, his award is granted pursuant to the Company’s 2011 Stock Incentive Plan.

Copies of (i) the Amended and Restated 2011 Special Retention Award Agreement with Mr. Warren and (ii) the form of Special Retention Award Agreement under the Company’s 2011 Stock Incentive Plan are attached as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits

99.1         Form of Amended and Restated 2011 Special Retention Award Agreement with Andrew Warren, dated June 13, 2011

99.2         Form of Special Retention Award Agreement under the Company’s 2011 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

Date: June 17, 2011	By:	/s/Elaine H. Goodell
	Name:	Elaine H. Goodell
	Title:	Vice President - Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Form of Amended and Restated 2011 Special Retention Award Agreement with Andrew Warren, dated June 13, 2011

99.2	Form of Special Retention Award Agreement under the Company’s 2011 Stock Incentive Plan